EXHIBIT 99.1

Home BancShares, Inc. Announces 28.4 Percent Increase in Annual Earnings

CONWAY, Ark., Jan. 17, 2008 (PRIME NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced record net income for the year ended December 31, 2007 of $20.4 million, a 28.4% increase over net income of $15.9 million for 2006. Diluted earnings per share for 2007 were $1.17, compared to $1.00 for 2006, an increase of 17.0%.

Net income for the fourth quarter of 2007 was $5.4 million, a 20.5% increase over net income of $4.5 million for same period last year. Diluted earnings per share were $0.31 for the fourth quarter of 2007 compared to $0.26 for the fourth quarter of 2006, an increase of 19.2%.

"Once again, the hard work of our partners, associates and boards of directors proved to be successful in attracting quality customers," said John W. Allison, Chairman and Chief Executive Officer. "As a result of their efforts, I am pleased to report record earnings, strong loan growth, improving net interest margin and solid asset quality in these turbulent financial times."

Because of acquisitions as both a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share for the year ended December 31, 2007 was $1.23, compared to $1.07 for 2006, an increase of 15.0%. Cash diluted earnings per share were $0.33 and $0.28 for the fourth quarter of 2007 and 2006, respectively, an increase of 17.9%.

Operating Highlights

Net interest income for the fourth quarter of 2007 increased 10.1% to $17.9 million compared to $16.2 million for the fourth quarter of 2006. Net interest margin, on a fully taxable equivalent basis, was 3.61% in the quarter just ended compared to 3.42% in the fourth quarter of 2006, an increase of 19 basis points. The Company's fourth quarter 2007 net interest margin of 3.61% reflected an increase of six basis points from the third quarter's 3.55%. During 2006, competitive pressures and a slightly inverted yield curve put pressure on the Company's net interest margin. The easing of competitive pressures during 2007 combined with the Company's strong loan growth which was partially funded by run off in the investment portfolio have allowed the Company to improve net interest margin.

Net interest income for the year ended December 31, 2007 increased 8.2% to $68.0 million compared with $62.8 million for the year ended December 31, 2006. The Company's net interest margin, on a fully taxable equivalent basis, for 2007 was 3.52%, an increase of 1 basis point from 3.51% in 2006.

Non-interest income for the fourth quarter of 2007 was $6.7 million compared with $5.4 million for the fourth quarter of 2006, a 22.6% increase. Non-interest income for the year ended December 31, 2007 was $25.8 million compared to $19.1 million for the year ended December 31, 2006, a 34.6% increase. The increase in non-interest income is the result of various items including organic growth, particularly from service charges on deposits; an increase in other service charges and fees related to our improved position to retain more of the interchange fees on our electronic banking transactions and benefits associated with our recent purchase of bank owned life insurance.

Non-interest expense for the fourth quarter of 2007 was $15.7 million compared with $14.5 million for the fourth quarter of 2006, an increase of 8.3%. Non-interest expense for the year ended December 31, 2007 was $61.5 million compared with $56.5 million for 2006, an increase of 9.0%. The increase is primarily the result of the de novo expansion particularly in the Florida market and additional costs associated with our ability to retain more interchange fee income combined with the normal increased cost of doing business.

Financial Condition

Total loans were $1.61 billion at December 31, 2007 compared to $1.42 billion at December 31, 2006, an increase of 13.5%. Total deposits were $1.59 billion at December 31, 2007 compared to $1.61 billion at December 31, 2006, a decrease of 0.9%. Total assets were $2.29 billion at December 31, 2007, a 4.6% increase from $2.19 billion at December 31, 2006.

Nonperforming loans as a percent of total loans improved to 0.20% as of December 31, 2007 when compared to 0.32% as of December 31, 2006. Nonperforming assets as a percent of total assets were 0.36% as of December 31, 2007 compared to 0.23% as of December 31, 2006.

The Company's allowance for loan losses was $29.4 million at December 31, 2007, or 1.83% of total loans, compared to $26.1 million, or 1.84% of total loans, at December 31, 2006. As of December 31, 2007, the Company's allowance for loan losses equaled 904% of its total nonperforming loans compared to 574% as of December 31, 2006.

Stockholders' equity was $253.1 million at December 31, 2007 compared to $231.4 million at December 31, 2006, an increase of 9.3%. Book value per common share was $14.67 at December 31, 2007 compared to $13.45 at December 31, 2006, a 9.1% increase.

Branch Expansion

During 2007, the Company opened six de novo branch locations. These branch locations are located in the Arkansas communities of Quitman, Searcy (2 branches), and Bryant plus Key West and Key Largo, Florida. Presently, the Company is evaluating additional opportunities and has plans for two additional de novo branch locations in Morrilton and Cabot, Arkansas.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CST (2:00 EST) on Thursday, January 17, 2008. Interested parties can listen to this call by calling 1-800-860-2442 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 414677, which will be available until January 25, 2008 at 11:59 p.m. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares Inc.'s financial results is included in the Company's Form 10-K filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a financial holding company, headquartered in Conway, Arkansas, with six wholly owned bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Four of the bank subsidiaries are located in the central Arkansas market area, a fifth serves Stone County in north central Arkansas, and a sixth serves the Florida Keys and southwestern Florida. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB".

                        Home BancShares, Inc.
              Consolidated End of Period Balance Sheets
                             (Unaudited)

                 Dec. 31,   Sep. 30,   Jun. 30,   Mar. 31,   Dec. 31,
 (In thousands)    2007       2007       2007       2007       2006
 -------------- ---------- ---------- ---------- ---------- ----------
     ASSETS
     ------
 Cash and due
  from banks    $   51,468 $   46,471 $   51,110 $   57,998 $   53,004
 Interest-
  bearing
  deposits with
  other banks        3,553      2,573      2,431      2,962      6,696
                ---------- ---------- ---------- ---------- ----------
   Cash and cash
    equivalents     55,021     49,044     53,541     60,960     59,700
 Federal funds
  sold                  76     11,145     10,182     10,685      9,003
 Investment
  securities -
  available for
  sale             430,399    447,826    458,782    476,534    531,891
 Loans
  receivable     1,606,994  1,560,374  1,525,013  1,475,376  1,416,295
 Allowance for
  loan losses      (29,406)   (28,636)   (28,112)   (26,934)   (26,111)
                ---------- ---------- ---------- ---------- ----------
   Loans
    receivable,
    net          1,577,588  1,531,738  1,496,901  1,448,442  1,390,184
 Bank premises
  and equipment,
  net               67,702     66,770     64,656     60,751     57,339
 Foreclosed
  assets held
  for sale           5,083      4,915        182        327        435
 Cash value of
  life insurance    48,093     47,468     46,862     42,746     42,149
 Investments in
  unconsolidated
  affiliates        15,084     14,982     14,836     12,336     12,449
 Accrued
  interest
  receivable        14,321     15,186     14,847     14,331     13,736
 Deferred tax
  asset, net         9,163      9,499     11,023      8,455      8,361
 Goodwill           37,527     37,527     37,527     37,527     37,527
 Core deposit
  and other
  intangibles        7,702      8,141      8,580      9,019      9,458
 Other assets       23,871     23,431     22,002     21,463     18,416
                ---------- ---------- ---------- ---------- ----------
   Total assets $2,291,630 $2,267,672 $2,239,921 $2,203,576 $2,190,648
                ========== ========== ========== ========== ==========

 LIABILITIES AND
  STOCKHOLDERS'
  EQUITY
 ---------------
 Liabilities
  Deposits:
   Demand and
    non-
    interest-
    bearing     $  211,993 $  217,666 $  224,675 $  228,716 $  215,142
   Savings and
    interest-
    bearing
    transaction
    accounts       582,477    569,797    612,853    606,593    582,425
   Time deposits   797,736    811,108    805,485    792,951    809,627
                ---------- ---------- ---------- ---------- ----------
    Total
     deposits    1,592,206  1,598,571  1,643,013  1,628,260  1,607,194
  Federal funds
   purchased        16,407      8,690         --     25,450     25,270
  Securities
   sold under
   agreements
   to repurchase   120,572    131,007    127,392    128,335    118,825
  FHLB and other
   borrowed
   funds           251,750    226,028    175,455    127,842    151,768
  Accrued
   interest
   payable and
   other
   liabilities      13,067     12,204     11,061     12,192     11,509
  Subordinated
   debentures       44,572     44,595     44,618     44,640     44,663
                ---------- ---------- ---------- ---------- ----------
    Total
     liabilities 2,038,574  2,021,095  2,001,539  1,966,719  1,959,229
                ---------- ---------- ---------- ---------- ----------

  Stockholders'
   equity
  Common stock         173        172        172        172        172
  Capital
   surplus         195,649    195,429    195,257    194,930    194,595
  Retained
   earnings         59,489     54,871     50,333     45,875     41,544
  Accumulated
   other
   comprehensive
   loss             (2,255)    (3,895)    (7,380)    (4,120)    (4,892)
                ---------- ---------- ---------- ---------- ----------
    Total
     stock-
     holders'
     equity        253,056    246,577    238,382    236,857    231,419
                ---------- ---------- ---------- ---------- ----------
    Total
     liabilities
     and stock-
     holders'
     equity     $2,291,630 $2,267,672 $2,239,921 $2,203,576 $2,190,648
                ========== ========== ========== ========== ==========

                        Home BancShares, Inc.
                  Consolidated Statements of Income
                             (Unaudited)

                                          Quarter Ended
                           -------------------------------------------
                           Dec. 31, Sep. 30, Jun. 30, Mar. 31, Dec. 31,
 (In thousands)              2007     2007    2007      2007     2006
 ------------------------  -------  -------  -------  -------  -------

 Interest income
  Loans                    $30,887  $31,116  $29,776  $28,288  $27,559
  Investment securities
   Taxable                   4,011    4,133    4,273    4,586    4,705
   Tax-exempt                1,093    1,043    1,025    1,026      938
  Deposits - other banks        34       53       30       49       36
  Federal funds sold            31       36       40      235      447
                           -------  -------  -------  -------  -------

 Total interest income      36,056   36,381   35,144   34,184   33,685
                           -------  -------  -------  -------  -------

 Interest expense
  Interest on deposits      13,592   14,416   14,091   14,133   13,530
  Federal funds purchased      170      194      247      205       53
  FHLB and other borrowed
   funds                     2,712    2,426    2,033    1,811    1,840
  Securities sold under
   agreements to repurchase    974    1,267    1,281    1,224    1,298
  Subordinated debentures      748      758      747      749      746
                           -------  -------  -------  -------  -------

 Total interest expense     18,196   19,061   18,399   18,122   17,467
                           -------  -------  -------  -------  -------

 Net interest income        17,860   17,320   16,745   16,062   16,218
  Provision for loan losses  1,195      547      680      820      584
                           -------  -------  -------  -------  -------
 Net interest income after
  provision for loan losses 16,665   16,773   16,065   15,242   15,634
                           -------  -------  -------  -------  -------

 Non-interest income
  Service charges on
   deposit accounts          3,129    2,816    2,669    2,588    2,778
  Other service charges
   and fees                  1,294    1,342    1,334    1,500      906
  Trust fees                    50       27       30       24      184
  Data processing fees         165      192      209      218      176
  Mortgage banking income      385      451      478      348      451
  Insurance commissions        149      153      171      289      140
  Income from title
   services                    138      181      238      156      205
  Increase in cash value
   of life insurance           626      607      617      598      143
  Dividends from FHLB, FRB
   & bankers' bank             259      218      207      227      219
  Equity in earnings of
   unconsolidated affiliate     37       47      (56)    (114)    (166)
  Gain on sale of SBA loans     --       --      170       --       38
  Gain (loss) on sale of
   premises & equip, net       (14)     (31)     167       14        6
  Gain on sale of
   securities, net              --       --       --       --       --
  Other income                 436      309      349      357      349
                           -------  -------  -------  -------  -------

 Total non-interest income   6,654    6,312    6,583    6,205    5,429
                           -------  -------  -------  -------  -------

 Non-interest expense
  Salaries and employee
   benefits                  7,560    7,739    7,757    7,440    7,190
  Occupancy and equipment    2,461    2,446    2,342    2,210    2,361
  Data processing expense      690      644      670      644      618
  Other operating expenses   4,967    4,770    4,748    4,447    4,310
                           -------  -------  -------  -------  -------

 Total non-interest expense 15,678   15,599   15,517   14,741   14,479
                           -------  -------  -------  -------  -------

 Income before income taxes  7,641    7,486    7,131    6,706    6,584
  Income tax expense         2,246    2,258    2,070    1,945    2,106
                           -------  -------  -------  -------  -------
 Net income                $ 5,395  $ 5,228  $ 5,061  $ 4,761  $ 4,478
                           =======  =======  =======  =======  =======

                                                       Year Ended
                                                 ---------------------
                                                  Dec. 31,    Dec. 31,
                                                    2007        2006
                                                 ---------   ---------

 Interest income
  Loans                                          $ 120,067   $ 100,152
  Investment securities
   Taxable                                          17,003      18,879
   Tax-exempt                                        4,187       3,753
  Deposits - other banks                               166         139
  Federal funds sold                                   342         840
                                                 ---------   ---------

 Total interest income                             141,765     123,763
                                                 ---------   ---------

 Interest expense
  Interest on deposits                              56,232      46,213
  Federal funds purchased                              816         689
  FHLB and other borrowed funds                      8,982       6,627
  Securities sold under
   agreements to repurchase                          4,746       4,420
  Subordinated debentures                            3,002       2,991
                                                 ---------   ---------

 Total interest expense                             73,778      60,940
                                                 ---------   ---------

 Net interest income                                67,987      62,823
  Provision for loan losses                          3,242       2,307
                                                 ---------   ---------
 Net interest income after
  provision for loan losses                         64,745      60,516
                                                 ---------   ---------

 Non-interest income
  Service charges on deposit accounts               11,202       9,447
  Other service charges and fees                     5,470       2,642
  Trust fees                                           131         671
  Data processing fees                                 784         799
  Mortgage banking income                            1,662       1,736
  Insurance commissions                                762         782
  Income from title services                           713         957
  Increase in cash value of life insurance           2,448         304
  Dividends from FHLB, FRB & bankers' bank             911         659
  Equity in earnings of unconsolidated affiliate       (86)       (379)
  Gain on sale of SBA loans                            170          72
  Gain (loss) on sale of premises & equip, net         136         163
  Gain on sale of securities, net                       --           1
  Other income                                       1,451       1,273
                                                 ---------   ---------

 Total non-interest income                          25,754      19,127
                                                 ---------   ---------

 Non-interest expense
  Salaries and employee benefits                    30,496      29,313
  Occupancy and equipment                            9,459       8,712
  Data processing expense                            2,648       2,506
  Other operating expenses                          18,932      15,947
                                                 ---------   ---------

 Total non-interest expense                         61,535      56,478
                                                 ---------   ---------

 Income before income taxes                         28,964      23,165
  Income tax expense                                 8,519       7,247
                                                 ---------   ---------
 Net income                                      $  20,445   $  15,918
                                                 =========   =========

                        Home BancShares, Inc.
                   Selected Financial Information
                             (Unaudited)

                                          Quarter Ended
 (Dollars and shares in    -------------------------------------------
  thousands, except per    Dec. 31, Sep. 30, Jun. 30, Mar. 31, Dec. 31,
  share data)                2007     2007     2007     2007     2006
 ------------------------  -------  -------  -------  -------  -------

       PER SHARE DATA
       --------------

 Diluted earnings per
  share                    $  0.31  $  0.30  $  0.29  $  0.27  $  0.26
 Diluted cash earnings per
  share                       0.33     0.31     0.30     0.29     0.28
 Basic earnings per share     0.32     0.30     0.29     0.28     0.25
 Dividends per share -
  common                     0.045    0.040    0.035    0.025    0.025
 Book value per common
  share                      14.67    14.30    13.83    13.75    13.45
 Tangible book value per
  common share               12.05    11.65    11.15    11.05    10.72

    STOCK INFORMATION
    -----------------

 Average common shares
  outstanding               17,246   17,239   17,235   17,219   17,202
 Average diluted shares
  outstanding               17,538   17,537   17,544   17,501   17,438
 End of period common
  shares outstanding        17,250   17,243   17,238   17,222   17,206
 Dividends paid on
  preferred stock               --       --       --       --       --

   ANNUALIZED PERFORMANCE
          RATIOS
   ----------------------

 Return on average assets     0.94%    0.92%    0.92%    0.88%    0.83%
 Cash return on average
  assets                      1.01%    0.99%    0.99%    0.95%    0.90%
 Return on average equity     8.56%    8.60%    8.52%    8.30%    7.82%
 Cash return on average
  tangible equity            10.98%   11.16%   11.14%   10.96%   10.46%
 Efficiency ratio            60.54%   62.47%   62.95%   62.52%   63.10%
 Net interest margin - FTE    3.61%    3.55%    3.51%    3.42%    3.42%
 Fully taxable equivalent
  adjustment                   659      634      623      610      553

   RECONCILIATION OF CASH
         EARNINGS
   ----------------------

 GAAP net income           $ 5,395  $ 5,228  $ 5,061  $ 4,761  $ 4,478
 Intangible amortization
  after-tax                    267      267      267      267      267
                           -------  -------  -------  -------  -------
 Cash earnings             $ 5,662  $ 5,495  $ 5,328  $ 5,028  $ 4,745
                           =======  =======  =======  =======  =======

 GAAP diluted earnings per
  share                    $  0.31  $  0.30  $  0.29  $  0.27  $  0.26
 Intangible amortization
  after-tax                   0.02     0.01     0.01     0.02     0.02
                           -------  -------  -------  -------  -------
 Diluted cash earnings per
  share                    $  0.33  $  0.31  $  0.30  $  0.29  $  0.28
                           =======  =======  =======  =======  =======

 OTHER OPERATING EXPENSES
 ------------------------

 Advertising               $   836  $   646  $   580  $   629  $   645
 Amortization of
  intangibles                  439      439      439      439      439
 Electronic banking
  expense                      556      618      655      530      359
 Directors' fees               226      225      218      174      165
 Due from bank service
  charges                       52       55       51       56       86
 FDIC and state assessment     259      266      231      260      133
 Insurance                     218      211      228      244      289
 Legal and accounting          276      308      303      319      278
 Other professional fees       317      201      214      170      284
 Operating supplies            289      241      227      226      256
 Postage                       165      163      171      164      163
 Telephone                     263      227      233      228      220
 Other expense               1,071    1,170    1,198    1,008      993
                           -------  -------  -------  -------  -------

  Total other operating
   expenses                $ 4,967  $ 4,770  $ 4,748  $ 4,447  $ 4,310
                           =======  =======  =======  =======  =======

                                                        Year Ended
                                                   -------------------
                                                   Dec. 31,   Dec. 31,
                                                     2007       2006
                                                   --------   --------

       PER SHARE DATA
       --------------

 Diluted earnings per share                        $   1.17   $   1.00
 Diluted cash earnings per share                       1.23       1.07
 Basic earnings per share                              1.19       1.07
 Dividends per share - common                         0.145      0.090
 Book value per common share                          14.67      13.45
 Tangible book value per common share                 12.05      10.72

      STOCK INFORMATION
      -----------------

 Average common shares outstanding                   17,235     14,497
 Average diluted shares outstanding                  17,525     15,923
 End of period common shares outstanding             17,250     17,206
 Dividends paid on preferred stock                       --        359

   ANNUALIZED PERFORMANCE RATIOS
   -----------------------------

 Return on average assets                              0.92%      0.78%
 Cash return on average assets                         0.98%      0.86%
 Return on average equity                              8.50%      8.12%
 Cash return on average tangible equity               11.06%     11.46%
 Efficiency ratio                                     62.10%     64.99%
 Net interest margin - FTE                             3.52%      3.51%
 Fully taxable equivalent adjustment                  2,526      2,229

       RECONCILIATION OF CASH EARNINGS
       -------------------------------

 GAAP net income                                   $ 20,445   $ 15,918
 Intangible amortization after-tax                    1,068      1,059
                                                   --------   --------
 Cash earnings                                     $ 21,513   $ 16,977
                                                   ========   ========

 GAAP diluted earnings per share                   $   1.17   $   1.00
 Intangible amortization after-tax                     0.06       0.07
                                                   --------   --------
 Diluted cash earnings per share                   $   1.23   $   1.07
                                                   ========   ========

       OTHER OPERATING EXPENSES
       ------------------------

 Advertising                                       $  2,691   $  2,383
 Amortization of intangibles                          1,756      1,742
 Electronic banking expense                           2,359        789
 Directors' fees                                        843        774
 Due from bank service charges                          214        331
 FDIC and state assessment                            1,016        527
 Insurance                                              901      1,030
 Legal and accounting                                 1,206      1,025
 Other professional fees                                902        771
 Operating supplies                                     983        940
 Postage                                                663        663
 Telephone                                              951        975
 Other expense                                        4,447      3,997
                                                   --------   --------

    Total other operating expenses                 $ 18,932   $ 15,947
                                                   ========   ========

                        Home BancShares, Inc.
                   Selected Financial Information
                             (Unaudited)

 (Dollars in     Dec. 31,   Sep. 30,   Jun. 30,   Mar. 31,   Dec. 31,
  thousands)       2007       2007       2007       2007       2006
 -------------  ---------- ---------- ---------- ---------- ----------
 LOAN BALANCES
 -------------

 Real estate
  Commercial
   real estate
   loans
   Non-farm/non-
    residential $  607,638 $  590,083 $  555,466 $  519,680 $  465,306
   Construction/
    land
    development    367,422    365,236    368,632    369,022    393,410
   Agricultural     22,605     22,432     32,235     33,245     11,659
  Residential
   real estate
   loans
   Residential
    1-4 family     259,975    251,057    240,003    231,788    229,588
   Multifamily
    residential     45,428     38,528     37,559     39,329     37,440
                ---------- ---------- ---------- ---------- ----------
 Total real
  estate         1,303,068  1,267,336  1,233,895  1,193,064  1,137,403
 Consumer           46,275     45,212     43,964     42,345     45,056
 Commercial and
  industrial       219,062    206,744    205,760    205,531    206,559
 Agricultural       20,429     25,506     24,969     16,986     13,520
 Other              18,160     15,576     16,425     17,450     13,757
                ---------- ---------- ---------- ---------- ----------
  Total loans
   receivable
   before
   allowance
   for loan
   losses        1,606,994  1,560,374  1,525,013  1,475,376  1,416,295
 Allowance for
  loan losses       29,406     28,636     28,112     26,934     26,111
                ---------- ---------- ---------- ---------- ----------
 Total loans
  receivable,
  net           $1,577,588 $1,531,738 $1,496,901 $1,448,442 $1,390,184
                ========== ========== ========== ========== ==========

 Loans to
  deposits          100.93%     97.61%     92.82%     90.61%     88.12%

 ALLOWANCE FOR
  LOAN LOSSES
 -------------

 Balance,
  beginning of
  period        $   28,636 $   28,112 $   26,934 $   26,111 $   25,952
 Loans charged
  off                  486        172         68        100        529
 Recoveries of
  loans
  previously
  charged off           61        149        566        103        104
                ---------- ---------- ---------- ---------- ----------
  Net
   (recoveries)
   loans charged
   off                 425         23       (498)        (3)       425
 Provision for
  loan losses        1,195        547        680        820        584
                ---------- ---------- ---------- ---------- ----------
 Balance, end
  of period     $   29,406 $   28,636 $   28,112 $   26,934 $   26,111
                ========== ========== ========== ========== ==========

 Net
  (recoveries)
  charge-offs
  to average
  loans               0.11%      0.01%     -0.13%      0.00%      0.12%
 Allowance for
  loan losses to
  total loans         1.83%      1.84%      1.84%      1.83%      1.84%

 NON-PERFORMING
     ASSETS
 --------------

 Non-performing
  loans
  Non-accrual
   loans        $    2,952 $    2,572 $   18,964 $    5,059 $    3,905
  Loans past due
   90 days or
   more                301        150        105      1,116        641
                ---------- ---------- ---------- ---------- ----------
   Total non-
    performing
    loans            3,253      2,722     19,069      6,175      4,546
                ---------- ---------- ---------- ---------- ----------
 Other non-
  performing
  assets
  Foreclosed
   assets held
   for sale          5,083      4,915        182        327        435
  Other non-
   performing
   assets               15         --          1          1         13
                ---------- ---------- ---------- ---------- ----------
   Total other
    non-
    performing
    assets           5,098      4,915        183        328        448
                ---------- ---------- ---------- ---------- ----------
   Total non-
    performing
    assets      $    8,351 $    7,637 $   19,252 $    6,503 $    4,994
                ========== ========== ========== ========== ==========

 Allowance for
  loan losses
  to non-
  performing
  loans             903.97%   1052.02%    147.42%    436.18%    574.37%
 Non-performing
  loans to
  total loans         0.20%      0.17%      1.25%      0.42%      0.32%
 Non-performing
  assets to
  total assets        0.36%      0.34%      0.86%      0.30%      0.23%

                        Home BancShares, Inc.
                   Consolidated Net Interest Margin
                             (Unaudited)

                                    Three Months Ended
                    --------------------------------------------------
                        December 31, 2007        September 30, 2007
                    ------------------------  ------------------------
 (Dollars in          Average  Income/  Yield/  Average  Income/ Yield/
  thousands)          Balance  Expense  Rate    Balance  Expense  Rate
 -----------------  ---------- -------  ----- ---------- ------- -----
      ASSETS
      ------
 Earning assets
  Interest-bearing
   balances due
   from banks       $    2,935 $    34  4.60% $    3,894 $    53  5.40%
  Federal funds
   sold                  2,855      31  4.31%      2,995      36  4.77%
  Investment
   securities -
   taxable             347,838   4,011  4.57%    366,530   4,133  4.47%
  Investment
   securities -
   non-taxable -
   FTE                 102,475   1,687  6.53%     87,953   1,614  7.28%
  Loans receivable
   - FTE             1,580,926  30,952  7.77%  1,547,858  31,179  7.99%
                    ---------- -------        ---------- -------
   Total interest-
    earning assets   2,037,029  36,715  7.15%  2,009,230  37,015  7.31%
                               -------                   -------
  Non-earning
   assets              242,079                   234,003
                    ----------                ----------
   Total assets     $2,279,108                $2,243,233
                    ==========                ==========

 LIABILITIES AND
 SHAREHOLDERS' EQUITY
 --------------------
 Liabilities
  Interest-bearing
   liabilities
   Interest-bearing
    transaction and
    savings
    deposits        $  573,488 $ 3,675  2.54% $  586,710 $ 4,375  2.96%
   Time deposits       815,599   9,917  4.82%    813,676  10,041  4.90%
                    ---------- -------        ---------- -------
    Total interest-
     bearing
     deposits        1,389,087  13,592  3.88%  1,400,386  14,416  4.08%
  Federal funds
   purchased            13,957     170  4.83%     14,446     194  5.33%
  Securities sold
   under agreement
   to repurchase       125,609     974  3.08%    125,877   1,267  3.99%
  FHLB and other
   borrowed funds      228,360   2,712  4.71%    191,887   2,426  5.02%
  Subordinated
   debentures           44,586     748  6.66%     44,609     758  6.74%
                    ---------- -------        ---------- -------
   Total interest-
    bearing
    liabilities      1,801,599  18,196  4.01%  1,777,205  19,061  4.26%
                               -------                   -------
  Non-interest
   bearing
   liabilities
   Non-interest-
    bearing
    deposits           213,717                   212,298
   Other
    liabilities         13,843                    12,577
                    ----------                 ---------
    Total
     liabilities     2,029,159                 2,002,080
 Shareholders'
  equity               249,949                   241,153
                    ----------                ----------
   Total liabilities
    and
    shareholders'
    equity          $2,279,108                $2,243,233
                    ==========                ==========
 Net interest spread                    3.14%                     3.05%
 Net interest
  income and
  margin - FTE                 $18,519  3.61%            $17,954  3.55%
                               =======                   =======

                        Home BancShares, Inc.
                   Consolidated Net Interest Margin
                             (Unaudited)

                                      Years Ended
                    --------------------------------------------------
                        December 31, 2007        December 31, 2006
                    ------------------------  ------------------------
 (Dollars in          Average  Income/  Yield/  Average  Income/ Yield/
  thousands)          Balance  Expense  Rate    Balance  Expense  Rate
 -----------------  ---------- -------  ----- ---------- ------- -----

     ASSETS
     ------
 Earning assets
  Interest-bearing
   balances due
   from banks       $    3,235 $    166 5.13% $    2,939 $    139 4.73%
  Federal funds
   sold                  6,683      342 5.12%     16,870      840 4.98%
  Investment
   securities -
   taxable             371,893   17,003 4.57%    427,696   18,879 4.41%
  Investment
   securities -
   non-taxable -
   FTE                  98,539    6,468 6.56%     91,232    5,814 6.37%
  Loans receivable
   - FTE             1,521,881  120,312 7.91%  1,314,611  100,320 7.63%
                    ---------- --------       ---------- --------
   Total interest-
    earning assets   2,002,231  144,291 7.21%  1,853,348  125,992 6.80%
                               --------                  --------
  Non-earning
   assets              231,114                   177,170
                    ----------                 ---------
   Total assets     $2,233,345                $2,030,518
                    ==========                ==========

 LIABILITIES AND
 SHAREHOLDERS' EQUITY
 --------------------
 Liabilities
  Interest-bearing
   liabilities
   Interest-bearing
    transaction and
    savings
    deposits        $  591,874 $ 17,032 2.88% $  530,219 $ 13,179 2.49%
   Time deposits       807,765   39,200 4.85%    763,291   33,034 4.33%
                    ---------- --------       ---------- --------
    Total interest-
     bearing
     deposits        1,399,639   56,232 4.02%  1,293,510   46,213 3.57%
  Federal funds
   purchased            15,538      816 5.25%     13,889      689 4.96%
  Securities sold
   under agreement
   to repurchase       121,751    4,746 3.90%    111,635    4,420 3.96%
  FHLB and other
   borrowed funds      183,248    8,982 4.90%    144,074    6,627 4.60%
  Subordinated
   debentures           44,620    3,002 6.73%     44,710    2,991 6.69%
                    ---------- --------       ---------- --------
   Total interest-
    bearing
    liabilities      1,764,796   73,778 4.18%  1,607,818   60,940 3.79%
                               --------                  --------
  Non-interest
   bearing
   liabilities
   Non-interest-
    bearing
    deposits           215,212                   215,075
   Other
    liabilities         12,781                    11,611
                    ----------                ----------
    Total
     liabilities     1,992,789                 1,834,504
 Shareholders'
  equity               240,556                   196,014
                    ----------                ----------
   Total liabilities
    and
    shareholders'
    equity          $2,233,345                $2,030,518
                    ==========                ==========
 Net interest spread                    3.03%                     3.01%
 Net interest
  income and margin
  - FTE                        $ 70,513 3.52%            $ 65,052 3.51%
                               ========                  ========

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770